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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 2, 1999 included in MGC Communications, Inc.'s Form 10-K for the year ended December 31, 1998 and registration statement on Form S-3/A (No. 333-79863) and to all references to our Firm included in this registration statement.





                                             ARTHUR ANDERSEN LLP

Las Vegas, Nevada
September 3, 1999